SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                           MONTEREY BAY BANCORP, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                                                                  April 17, 2000


Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company"), the holding company for Monterey Bay Bank (the "Bank"), which will be held on May 25, 2000, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California 95076.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of Monterey Bay Bancorp, Inc., as well as a representative of Deloitte & Touche LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that stockholders may have regarding the business to be transacted.

         The Board of Directors of Monterey Bay Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

         Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                                       Sincerely yours,

                                                       /s/ Eugene R. Friend

                                                       Eugene R. Friend
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                           MONTEREY BAY BANCORP, INC.
                              567 Auto Center Drive
                          Watsonville, California 95076
                                 (831) 768-4800

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 25, 2000

                      -------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Monterey Bay Bancorp, Inc. (the "Company") will be held on May 25, 2000 at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of three directors to three-year terms of office, each;
         2.   The approval of amendments to the 1995 Incentive Option Plan;
         3. The ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2000; and
         4. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established April 3, 2000, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Monterey Bay Bancorp, Inc., 567 Auto Center Drive, Watsonville, California 95076, for a period of ten days prior to the Annual Meeting and will also be available at the meeting itself.

                                              By Order of the Board of Directors

                                              /s/ Margaret A. Green

                                              Margaret A. Green
                                              Corporate Secretary

Watsonville, California
April 17, 2000

                           MONTEREY BAY BANCORP, INC.

                           --------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2000

                           --------------------------

Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of Monterey Bay Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 25, 2000, at 9:00 a.m., Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, 95076, and at any adjournments thereof. The 1999 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1999, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 17, 2000.

         Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the outstanding shares of common stock be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the election of each of the nominees for director named in this Proxy Statement and FOR the approval of each of the specific proposals presented in this Proxy Statement.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders' discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, ChaseMellon Shareholder Services will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $6,500. Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 3, 2000, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock entitled to vote on the Record Date was 3,308,523 shares.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the approval of the amendments to the 1995 Incentive Option Plan, the ratification of Deloitte & Touche LLP as independent auditors of the Company, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's Bylaws, unless otherwise required by the Certificate of Incorporation or by law, the ratification of auditors and other matters shall be determined by a majority of the votes cast, without regard to either broker non-votes, or proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or a director of, the Company or any of its affiliates.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as to those persons believed by the  Company  to be  beneficial  owners  of  more  than  5% of the  Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the  Securities and Exchange  Commission  ("SEC"),  in accordance  with Sections
13(d) and 13(g) of the  Securities  Exchange Act of 1934, as amended  ("Exchange
Act").  Other than those persons  listed below,  the Company is not aware of any person,  as such term is defined in the Exchange  Act, that owns more than 5% of the Company's Common Stock as of the Record Date.
                                    Name and Address                   Amount and Nature of              Percent of
   Title of Class                 Of Beneficial Owner                  Beneficial Ownership                Class
---------------------     -------------------------------------    -----------------------------       ---------------
Common Stock              Monterey Bay Bank Employee                        347,229(1)                     10.5%
                          Stock Ownership Plan ("ESOP")
                          567 Auto Center Drive
                          Watsonville, California  95076

Common Stock              Josiah T. Austin                                  340,339(2)                     10.3%
                          Valer C. Austin
                          HC Box 395
                          Pearce, Arizona 85625

Common Stock              Findim Inv., SA                                   340,000(3)                     10.3%
                          Gradinata Forghee 2
                          Massagno, Switzerland
                          011-41-91-568916

---------------
(1) Shares of Common Stock were acquired by the ESOP in the conversion of the bank from mutual to stock form and the formation of the Company. The Company's Compensation/Benefits Committee serves as the ESOP Committee and administers the ESOP. See "Proposal 1. Election of Directors - Meetings of the Board of Directors and Committees of the board of Directors - Compensation/Benefits Committee." CNA Trust Corporation, Costa Mesa, California has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At December 31, 1999, 167,530 shares had been allocated and retained under the ESOP. Unallocated shares and allocated shares for which no voting instructions are received will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the ESOP Trustee's fiduciary duty.


(2) Based upon information contained in an Annual Statement of Change in Beneficial Ownership filed by Mr. Austin on Form 5 with the SEC on February 17, 2000, pursuant to Section 16(a) of the Securities Exchange Act of 1934. Pursuant to an agreement with the Company, Mr. Austin was appointed as a director of the Company, effective May 1, 1999, for a term expiring at the May 25, 2000 Annual Meeting of Stockholders.

(3) Based upon information contained in Amendment No. 5 to Schedule 13D filed by Findim Investments, SA on December 3, 1998, and other information supplied by Findim Investments to the Company.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company consists of thirteen directors and is divided into three classes. Each of the thirteen members of the Board of Directors of the Company also presently serve as directors of the Bank. Except as noted below, directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         Josiah T. Austin is serving as a director of the Company and the Bank for a term expiring at the conclusion of this Annual Meeting pursuant to an agreement with the Company. Donald K. Henrichsen has informed the Board of Directors that he will retire as a Director of the Company and the Bank at the conclusion of this Annual Meeting.

         The three nominees proposed for election at this Annual Meeting are Diane Simpkins Bordoni, Eugene R. Friend, and McKenzie Moss.

         In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the election of any nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees and Continuing Directors

         The following table sets forth, as of the Record Date, the names of the nominees and continuing directors of the Company; their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank; and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and by all directors and executive officers as a group as of the Record Date.

         In   conjunction   with  the   expiration  of  the  terms  of  the  two
non-continuing Directors, it is the current intention of the Board of Directors to reduce the number of directors from the current 13 to 11 as of May 25, 2000.

              Name and Principal                                        Expiration       Shares of Common      Percent
            Occupation at Present                          Director     of Term as      Stock Beneficially        of
           And for Past Five Years                Age     Since( 1)      Director            Owned(2)          Class(12)
-----------------------------------------------  -------  -----------  --------------  ---------------------- -----------
NOMINEES

Diane Simpkins Bordoni                             46        1998          2000                565                  *
Chief Financial Officer of System Studies
Incorporated, Santa Cruz, California.


                                       4

              Name and Principal                                        Expiration       Shares of Common      Percent
            Occupation at Present                          Director     of Term as      Stock Beneficially        of
           And for Past Five Years                Age     Since( 1)      Director            Owned(2)          Class(12)
-----------------------------------------------  -------  -----------  --------------  ---------------------- -----------

Eugene R. Friend(3)                                76        1969          2000             49,603(4)(5)(6)       1.4%
Chairman of the Board and Chief  Executive
Officer of the Company and the Bank;
Retired insurance executive.


McKenzie Moss                                      70        1996          2000              5,998(7)(8)            *
Financial & Strategic Planning Consultant;
University Instructor and Lecturer; Writer;
Retired bank executive.

CONTINUING DIRECTORS

P.W. Bachan                                        73        1954          2001             30,665(7)(8)            *
Partner in the law firm of Bachan, Skillicorn,
Marinovich and Balian in
Watsonville, California.

Edward K. Banks (9)                                51        1993          2001             15,325(7)(8)            *
Chief Executive Officer of Pajaro Valley
Insurance Agencies, Inc.; Watsonville,
California.

Louis Resetar, Jr.                                 73        1961          2001             30,990(7)(8)            *
Retired, Agribusiness, Resetar Farms,
California.

Nicholas C. Biase                                  32        1997          2001              3,133(7)(8)(10)        *
Representative of Findim Investments, S.A.;
President of Omabuild, Inc., a real estate
company, New York, New York

Marshall G. Delk                                   45        1998          2002             99,955(4)(5)(6)       2.8%
President and Chief Operating Officer of the
Company and the Bank.

Steven Franich                                     53        1989          2002             45,648(7)(8)          1.3%
President of Marty Franich Auto Dealerships,
Watsonville, California

Stephen G. Hoffmann                                55        1997          2002              3,364(7)(8)            *
President/CEO of Canyon National Bank,
Palm Springs, California; President and
Chief Executive Officer of Palm Springs
Savings Bank from 1988 until 1996.

Gary L. Manfre                                     46        1993          2002             27,434(7)(8)            *
Treasurer, Watsonville Coast Produce, Inc.,
Watsonville, California.

NON-CONTINUING DIRECTORS

Josiah T. Austin                                   52        1999          2000            340,339                9.6%
Rancher and private investor, El Coronado
Ranch, Pearce, Arizona

Donald K. Henrichsen                               69        1970          2000             47,391(7)(8)          1.3%
President of John's Shoe Store, Inc., a
retail business in Watsonville, California.


                                       5

Stock Ownership of all Directors and                                                       851,689(11)           24.0%
  Executive Officers as a Group (20 persons).

*Represents less than 1.0% of the Company's voting securities.

----------------------
(1)  Includes years of service as a director of the Bank.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).

(3) Mr. Friend has informed the Board of Directors that he intends to retire as Chief Executive Officer of the Company and the Bank effective upon the appointment of a replacement. As of the date of this Proxy Statement, the Board of Directors is engaged in a search for a new Chief Executive Officer.

(4) Includes 1,383 and 6,769 shares awarded to Messrs. Friend and Delk, respectively, pursuant to the Monterey Bay Bank Performance Equity Program for Officers and Employees ("Performance Equity Program") that have not vested. Base awards under the Performance Equity Program began vesting in five equal annual installments, on August 24, 1996, the first anniversary of the effective date of the grant. Performance awards under the Performance Equity Program began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant; however, such vesting is subject to the attainment of certain performance goals, and if such goals are not met, the shares which would have vested will lapse and be returned to the Plan Share Reserve. See Footnote 3 to the "Summary Compensation Table."

(5) Does not include 2,875 and 14,375 shares subject to options awarded to Messrs. Friend and Delk, respectively, pursuant to the Monterey Bay Bancorp, Inc. 1995 Incentive Stock Option Plan ("Incentive Option Plan") that have not vested and will not vest within 60 days of the record date. Awards began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant.

(6) Includes 5,694 and 10,561 shares allocated to Messrs. Friend and Delk, respectively, pursuant to the Bank's ESOP as of December 31, 1999.

(7)  Includes  691,  691,  1,383,  691,  1,383,  1,383,  830, 830 and 830 shares awarded to Messrs. Franich, Manfre, Bachan, Banks, Resetar, Henrichsen, Moss, Biase and Hoffmann respectively, pursuant to the Bank's Recognition and Retention Plan for Outside Directors ("RRP") that have not vested. Awards under the RRP to Messrs. Franich, Manfre, Bachan, Banks, Resetar and Henrichsen began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant. Awards to Messrs. Moss, Biase and Hoffmann began vesting on March 13, 1999, the first anniversary of the effective date of the grant.

(8)  Does not include 3,250, 3,250, 2,459, 3,251, 2,458, 2,459, 1,475, 1,476 and
     1,476 shares subject to options awarded to Messrs. Franich, Manfre, Bachan, Banks, Resetar, Henrichsen, Moss, Biase and Hoffmann, respectively, pursuant to the Monterey Bay Bancorp, Inc. 1995 Stock Option Plan for Outside Directors ("Directors' Option Plan") that have not vested and will not vest within 60 days of the record date. Options granted to Messrs. Franich, Manfre, Bachan, Banks, Resetar and Henrichsen began vesting in five equal annual installments on August 24, 1996, the first anniversary of the effective date of the grant. Options granted to Messrs. Moss, Biase and Hoffmann began vesting on March 13, 1999, the first anniversary of the effective date of the grant.

(9)  Mr. Banks is the son-in-law of Mr. Friend.

(10) Findim Investments, S.A. is the beneficial owner of 340,000 shares of Company Common stock of which Mr. Biase disclaims beneficial ownership. See "Security Ownership of Certain Beneficial Owners."

(11) Includes 8,712 shares awarded to directors under the RRP that have not vested and 35,869 shares awarded to executive officers under the
     Performance Equity Program that have not vested. Does not include 21,554 shares subject to options awarded to directors under the Directors Option Plan that have not vested and will not vest within 60 days of the record date. Does not include 85,851 shares subject to options awarded to executive officers under the Incentive Option Plan that have not vested and will not vest within 60 days of the record date. Also includes 45,799 shares awarded to executive officers pursuant to the ESOP.

(12) The class includes, as of the record date, 3,308,523 shares outstanding plus 241,326 stock options which are either vested or will vest within 60 days of the record date.

Meetings of the Board of Directors and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors meets monthly and may have additional meetings as needed. During fiscal 1999, the Company's Board of Directors held twenty-two meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held during fiscal 1999. On January 28, 1999, the Board of Directors amended the Bylaws of the Company to provide that all directors are required to attend in person at least 75% of the regular board meetings in a fiscal year. Failure to satisfy this requirement will result in the automatic disqualification of a director to continue to serve as a director. The Boards of Directors of the Company and the Bank maintain committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee of the Company consists of Mr. Bachan (Chairman), Mr. Resetar, Mr. Franich, Mr. Henrichsen and Ms. Bordoni, all of whom are outside directors. This committee meets as called by the Committee Chairman and met three times in fiscal year 1999. The purpose of this committee is to provide assurance that financial disclosures made by management portray the financial condition and results of operations. The committee also maintains a liaison with the outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Bank met eleven times in fiscal 1999.

         Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consists of Mr. Bachan (Chairman), Mr. Franich, and Mr. Manfre. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of stockholders. The Company's Certificate of Incorporation and Bylaws also provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. The Nominating Committee met on March 7 and April 3, 2000.

         Compensation/Benefits Committee. The Compensation/Benefits Committee of the Bank consists of Messrs. Henrichsen (Chairman), Hoffmann, Manfre and Banks. The Compensation/Benefits Committee also serves as the ESOP Committee. This committee meets to establish compensation for the Chief Executive Officer, approves the compensation of senior officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when necessary. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation/Benefits Committee met four times in fiscal 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

         Pursuant to Section 16(a) of the Exchange Act, officers, directors and beneficial owners of more than 10% of the Company's Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC concerning their beneficial ownership of the Company's Common Stock, as well as to report certain changes in such beneficial ownership. Based upon the Company's review of such reports, Josiah T. Austin, a director of the Company, should have filed a Form 3 reporting that he had become a director by May 10, 1999. The Form 3 was filed on June 16, 1999. Marshall G.

Delk, the President, Chief Operating Officer and a director of the Company, should have filed a Form 4 by December 10, 1999 reporting an open market sale by him of 6,091 Shares of the Company's Common Stock on November 5, 1999. The transaction was subsequently reported on a Form 5 filed on March 13, 2000, which was also twenty-seven days late. Apart from the foregoing, no officer, director or beneficial owner of more than 10% of the Company's Common Stock failed to file required reports on Forms 3, 4 or 5 on a timely basis for the fiscal year ended December 31, 1999.

Directors' Compensation

         Boards of Directors hold a significant and unique position in corporate governance. To appropriately represent the interest of the shareholders, Monterey Bay Bank retained the services of an independent third party, John Parry & Alexander, to perform the following: review and outline the key responsibilities performed by Directors in organizations of similar size and scope; determine competitive compensation for Directors service and contribution; review Board composition versus similar organizations; and review overall benefit practices.

         There are a number of different elements associated with Directors compensation including: Directors' Fees; Stock Options; and Stock Awards.

         Directors' Fees. Directors of the Company who are not also employees of the Company receive a retainer of $200.00 per month for serving on the Company's Board of Directors. In 1999, the monthly retainer for service on the Board of Directors of the Bank by Directors who are not also employees of the Bank was $1,500.00. All members of the Board of Directors of the Bank are also members of the Board of Directors of Portola Investment Corporation, a wholly-owned subsidiary of the Bank ("Portola"), and Directors of Portola who are not also employees of the Bank receive a monthly retainer fee of $200.00. No committee meeting fees are paid. Committee Chairmen receive no additional compensation for serving as such.

         Stock Award Plan for Outside Directors. The Company maintains the Monterey Bay Bancorp Stock Award Plan for Outside Directors which provides Directors with the opportunity to elect to receive shares of stock of the Company in lieu of cash fees for serving as a Director of the Company or any of its subsidiaries as an additional incentive to promote the Company's success.

         Directors' Option Plan. The Company maintains the 1995 Stock Option Plan for Outside Directors. Under the Directors' Option Plan, Directors who are not officers or employees of the Company or Bank may be granted non-statutory stock options to purchase shares of the Company's common stock. Each option entitles the holder to purchase one share of the common stock at the fair market value of the common stock on the date of grant. Options begin to vest one year after the date of grant ratably over five years and expire no later than ten years after the date of grant. Each outside Director who had less than twenty years of service on August 24, 1995, the effective date of the Directors' Option Plan, received 16,251 options and each outside Director who had twenty years or more of service on such date received 12,293 options, as adjusted for the five-for-four stock split effected by the Company on July 31, 1998. The options have an exercise price of $9.10 per share, which was the fair market value of the shares on the date of grant, as adjusted for the Company's five-for-four stock split effected on July 31, 1998.

         To the extent options for shares are available for grant under the Directors' Option Plan, each subsequently elected and qualified outside Director will be granted non-statutory stock options to purchase a number of shares of Common Stock equal to 12,293 shares or options to purchase such lesser number of shares as remain in the Directors' Option Plan. If options for sufficient shares are not available to fulfill the grant of options to outside Directors, and thereafter options become available, such persons shall receive options to purchase an amount of shares of Common Stock, determined by dividing pro rata among such persons the number of options available. The exercise price of each option granted to subsequent Directors will be equal to the fair market value of the Common Stock on the date of the grant. Pursuant to the foregoing provisions of the Directors Option Plan, three outside Directors elected subsequent to the effective date of the plan, Messrs. Biase, Hoffmann and Moss were granted 2,458, 2,458 and 2,457 options, respectively, on March 13, 1998. The options have an exercise price of $16.60 per share, which was the fair market value on the date of grant, as adjusted for the Company's five-for-four stock split effected on July 31, 1998. All options granted under the Directors' Option Plan begin vesting in five equal annual installments on the first anniversary of the date of the grant, provided, however, that in the event of death or disability of the participant or, to the extent not prohibited by the OTS, upon a change in control of the Company or the Bank, all options previously granted would automatically become exercisable.

         As of December 31, 1999 all non-statutory stock options available for grant under the Directors Option Plan had been granted. Future option awards to Directors will be made from the 1995 Incentive Stock Option Plan, subject to shareholders approval at this Annual Meeting of certain amendments to that Plan. See Proposal 2.

         Recognition and Retention Plan for Outside Directors. The Company maintains the Recognition and Retention Plan ("RRP") which grants awards to all Directors who are not also employees of the Company or the Bank. Under the RRP, each outside Director who had less than 20 years of service on August 24, 1995, the effective date of the RRP, was awarded 3,455 shares of Common Stock and each outside Director who had 20 years or more of service on such date was awarded 6,911 shares of Common Stock, as adjusted for the five-for four stock split effected by the Company on July 31, 1998. To the extent shares in the Plan Share Reserve are available for grants under the RRP, each subsequently elected and qualified outside Director will be granted an award equal to 3,455 shares of Common Stock, as adjusted for the five-for-four stock split effected by the Company on July 31, 1998. If sufficient shares are not available to fulfill the grant of awards to outside Directors and thereafter shares become available, such persons shall receive an amount of shares of Common Stock, determined by dividing pro rata among such persons the number of shares available. Pursuant to the foregoing provisions of the RRP, three outside Directors elected subsequent to the initial effective date of the RRP, Messrs. Biase, Hoffmann and Moss were granted 1,382, 1,381 and 1,382 shares, respectively, on March 13, 1998, as adjusted for the five-for-four stock split effected by the Company on July 31, 1998. Awards to Directors begin vesting in five equal annual installments on the first anniversary of the effective date of the award. Awards will be 100% vested upon termination of service as a Director due to death or disability of the Director or, to the extent not prohibited by the OTS, upon a change in control of the Company or the Bank. In the event that a Director terminates service with the Company or the Bank before his or her Awards have been fully vested, the Director's non-vested awards will be forfeited, unless the Director becomes a participant in the Director Emeritus Program, in which event non-vested awards would continue to vest on their original schedule.

         As of December 31, 1999 there were no additional shares available for grant under the RRP plan. Upon the vesting of all outstanding but unvested awards, the RRP Plan will terminate.

         Directors' Retirement Plan. The Bank historically maintained a non-qualified Directors' Retirement Plan for the benefit of certain Directors of the Bank. Under this Plan, Directors of the Bank who have served on the Board of Directors for a minimum of nine years (three consecutive terms of three years each) are entitled to receive a quarterly payment equal to the amount of the quarterly retainer fee in effect at the date of retirement, continuing for a period of ten years. The Directors' Retirement Plan provides that payments will be accelerated upon the death of the Participant. In March 1999, the Board of Directors of the Bank amended the Directors' Retirement Plan to close the Plan to new participants and to permit participants to make an irrevocable election to receive their Plan benefit in the form of shares of Company Common Stock.

         Director Emeritus Program. To recognize and reward Directors for their years of service and overall contribution to the organization, in March of 2000, the Board of Directors adopted the Director Emeritus Program, effective as of May 25, 2000. The Program allows individual Directors who have served at least nine years (three terms of three years) to retire between the ages of 65 and 72. Retirement from the Board of Directors would be mandatory at age 72, with a one-year waiver of this requirement for the current Chairman of the Board. Eligible Directors receive a title of Director Emeritus and a cash payment equal to the annual retainer at the current rate as recognition of their contribution and years of service to the Company and the Bank. In addition, options and RRP awards made to a Director that have not yet vested when the Director becomes a Director Emeritus will continue to vest in accordance with their original vesting schedule. Messrs. Bachan, Friend, Henrichsen and Resetar will be eligible to participate in the Director Emeritus Program effective May 25, 2000. Mr. Friend has entered into an agreement with the Board of Directors to remain on the Board and continue to serve as Chairman until the Annual Shareholders'
Meeting in 2001, after which Mr. Friend will retire and participate in the Director Emeritus Program. Mr. Henrichsen has elected to participate in the Director Emeritus Program effective as of May 25, 2000.

Compensation Committee Report on Executive Compensation

Administration / General

         The Compensation & Benefits Committee of the Board provides overall guidance regarding executive compensation programs and reviews recommendations of management for compensation and benefits for other officers and employees of the Bank.

         The  current  members of the  Compensation  & Benefits  Committee  are:
Messrs. Henrichsen, Banks, Hoffmann, and Manfre. The Chief Executive Officer, the Chief Operating Officer / President, and the Vice President, Human Resources serve as advisors to the Compensation and Benefits Committee.

Compensation Philosophy

     The goals and objectives of the Bank's compensation program include:

     o To provide motivation for the executive officers to enhance shareholder value by linking their compensation to the value of the Company stock;

     o To integrate total compensation with the Company's short-term and long-term performance goals and to those of the stockholders;

     o To attract high performing executive officers by providing total compensation opportunities which are consistent with externally competitive norms of the industry and the Company's level of performance;

     o   To  retain   qualified   executives   vital  to  the   success  of  the
         organization;

     o To reward above average corporate performance measured by financial results and strategic achievements; and

     o To maintain reasonable fixed compensation costs by targeting base salaries at a competitive average.

         The Company's compensation strategy includes a mix of compensation elements including: base salary; short-term incentive compensation; and long-term incentives (including stock options and stock awards). Executive officers also participate in various qualified and non-qualified employee benefit plans designed to provide retirement income, including the Employee Stock Ownership Plan (ESOP) and the 401(k) plan.

         Base Salary. The relative levels of base salary for the executive officers are designed to reflect each executive officer's scope of responsibility and accountability within the organization. To determine the necessary amounts of base salary to attract and retain top quality management, the Compensation and Benefits Committee reviews comparable salary and other compensation arrangements in effect. Further, the Compensation and Benefits Committee considers the entire compensation package, including the equity compensation to be provided under the Company's stock plans, of the executive officers.

         In the first quarter of 2000, a competitive review of the current total compensation for Company officers was performed by an independent outside consulting firm, John Parry & Alexander. Various survey material was utilized in this review including: California Banker's Association Compensation and Benefits Survey; Mercer Metropolitan Benchmark Compensation Survey; Watson Wyatt Executive Compensation Survey; The Hay Report, Compensation & Benefit Strategies for 1998 and Beyond; and Mortgage Bankers Compensation Survey. The resulting findings of such review were used by the Compensation and Benefits Committee in its executive salary reviews for the year 2000.

         Stock Option Program. The Compensation and Benefits Committee believes that stock ownership is a significant incentive in building stockholders' wealth and aligning the interests of employees and stockholders. As such, subject to the receipt of shareholder approval at this Annual Meeting, the 1995 Incentive Stock Option Plan will be amended to add an additional 246,000 shares to the Plan and to permit the grant of options to Directors. See Proposal 2. Options will be awarded to officers based upon, in part, the officers' level of responsibility and contributions to the Company and the Bank. Each option entitles the holder to purchase one share of the Common Stock at 110% of the fair market value of the Common Stock on the date of grant. Stock Options vest over a time period determined by the Board of Directors, typically ratably over five years commencing at the first anniversary of the date of the grant. Stock Option vesting is accelerated in the event of a change in control of the Company or of the Bank.

         Stock Award Program. The Company maintains a Performance Equity Program ("PEP") for Officers that was originally adopted in 1995. The purpose of the stock award plan is to provide Officers with a proprietary interest in the Company in a manner designed to encourage such persons to remain with the Company and to improve the financial performance of the Company.

         The PEP provides for two types of awards: time-based grants and performance-based grants. Time-based grants vest pro-rata on each anniversary of the grant date and become fully vested over the applicable time period as determined by the Board of Directors, typically over five years. Vesting of performance-based grants is dependent upon achievement of criteria established by the Board of Directors for each stock award. During calendar year 1999, certain performance awards lapsed because certain performance goals were not met. Vesting of stock awards under the PEP is accelerated in the event of a change in control of the Company or the Bank.

         Compensation of the Chief Executive Officer and President. After taking into consideration the total compensation review as described earlier, the Compensation and Benefits Committee determined to maintain Mr. Friend's annual salary at $72,000.00, and to maintain Mr. Delk's annual salary at $140,000.00. No bonuses were paid to executive officers in 1999. No new stock options or stock awards were granted to Messrs. Delk or Friend in 1999. Existing grants are listed in the "Summary Compensation Table". In making its determinations, the Compensation and Benefits Committee also considered the outstanding grants and awards to Messrs. Friend and Delk.

         Mr. Friend has informed the Board of Directors that he intends to retire as Chief Executive Officer of the Company and the Bank upon the appointment of a replacement. As of the date of this Proxy Statement, the Board of Directors is engaged in a search for a new Chief Executive Officer.

         Employment Agreements. The Bank and the Company have entered into employment agreements with the President and Chief Operating Officer (Mr. Delk.) The Bank and the Company intend to enter into employment agreements with the Senior Vice President and Chief Financial Officer, Mr. Andino.

         Mr. Delk's Bank and Company employment agreements (collectively, the "Employment Agreements") are substantially similar. The Employment Agreements provide for two year terms. The Company's employment agreement provides for automatic daily extensions such that the remaining term of the agreement shall be two years after notice of non-renewal is provided. The

Board of Directors provided such notice to Mr. Delk on February 29, 2000. Accordingly, the Company agreement will expire on February 29, 2002. The Bank's agreement also provides for a two-year term. Notice of non-renewal of the Bank Agreement was provided to Mr. Delk on February 29, 2000. Accordingly, the Bank agreement will also expire on February 29, 2002. The employment agreements provide that the Executive's base salary will be reviewed annually. In this regard, for fiscal 2000, the base salary of Mr. Delk is $140,000.00. In addition to base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

        Mr. Delk's Employment Agreements provide for termination of the Executive by the Bank or the Company for cause as defined in the Employment Agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current offices, (ii) a material change in the Executive's functions, duties or responsibilities, (iii) a relocation of the Executive's principal place of employment by more than fifty miles, (iv) liquidation or dissolution of the Bank or the Company, or (v) a breach of the Employment Agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement, including base salary, bonuses, other payments and health benefits due under the remaining term of the Employment Agreement to the Executive.

        Under the Employment Agreements with Mr. Delk, if termination, voluntary or involuntary, follows a change in control of the Bank or the Company, as defined in the Employment Agreement, the Executive or, in the event of death, his beneficiary, would be entitled to a severance payment equal to the greater of (i) the payments due for the remaining terms of the agreement or (ii) three times the average of the three preceding years' annual compensation, including bonuses and any other cash compensation paid or to be paid to the Executive during such years, and the amount of any contributions made or to be made to any employee benefit plan. In addition, the Bank and the Company would continue the Executive's life, health, and disability coverage for thirty-six months. The Bank's agreement has a similar change in control provision, however, the Executive would only be entitled to receive a severance payment under one agreement. Payments to the Executive under the Bank's employment agreement are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. In the event of a change in control based upon the past three fiscal years' salary and bonus, Mr. Delk would receive approximately $400,000 in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreements.

         The Bank and the Company intend to enter into employment agreements with Mr. Andino, who became the Senior Vice President and Chief Financial Officer on January 26, 2000. While these agreements are not yet finalized, it is anticipated that they will contain severance payments and other benefits applicable upon (i) the termination of the executive's employment for reasons other than cause, and (ii) a change in control of the Bank or the Company.

         Officers' Salary Continuation Plan. The Company historically maintained a non-qualified Salary Continuation Plan for the benefit of certain Officers of the Bank. Officers participating in the Plan are entitled to receive a fixed monthly payment for a period of ten years upon retirement. The Plan provides that payments will be accelerated upon the death of the Participant or in the event of a change in control of Monterey Bay Bancorp, Inc. or Monterey Bay Bank. In March of 1999, the Board of Directors closed the plan to new participants. Further, in March of 1999, the Board of Directors amended the Plan to permit participants to make an irrevocable election to convert their Plan benefit into shares of Company Common Stock.

Executive Compensation

         The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         Compensation/Benefits Committee

      Donald K. Henrichsen; Edward F. Banks; Gary Manfre; Stephen Hoffmann

         Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock with the cumulative total return of companies in the Nasdaq National Market and SNL Thrift Stocks for the period beginning on February 15, 1995, the day the Company's Common Stock began trading, through December 31, 1999. The graph reflects the historical performance of the Company's Common Stock, and, as a result, may not be indicative of possible future performance of the Company's Common Stock. The data was supplied by SNL Securities.

                     Comparison of Cumulative Total Returns

                      February 15, 1995 - December 31, 1999

                                [Graphic Omitted]

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                                       Period Ending
                             ---------------------------------------------------------------
Index                        02/15/95   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
--------------------------------------------------------------------------------------------
Monterey Bay Bancorp, Inc     100.00     130.99     166.87     222.12     205.37     146.76
NASDQ - Total US*             100.00     133.33     164.04     201.01     283.24     511.71
SNL Thrift Index              100.00     141.62     184.52     313.98     276.15     225.58

         Summary  Compensation  Table.  The following table shows, for the years ended December 31, 1999, 1998 and 1997, the cash  compensation paid by the Bank, as well as certain other  compensation  paid or accrued for those years,  to the chief executive officer and the most highly compensated executive officer of the
Company and the Bank in fiscal year 1998 ("Named Executive  Officer").  No other executive  officer of the Company and the Bank received  salary and other annual cash  compensation  in excess of $100,000 in fiscal year 1999.  The Company does not pay any cash compensation.
   --------------------------------------------------------------------------------------------------------------------------------
                                     Annual Compensation(1)                                 Long-Term Compensation
                                                                             --------------------------- ---------- ---------------
                                                                                       Awards             Payouts
   --------------------------------------------------------------------------------------------------------------------------------
                                                                                            Securities
                                                                 Other                      Underlying
                                                                 Annual       Restricted      Awards       LTIP       All Other
   Name and                                                   Compensation       Stock       Options      Payouts    Compensation
   Principal Positions        Year    Salary($)    Bonus($)     ($)(2)          ($)(3)        (#)(4)      ($)(5)        ($)(6)
   --------------------------------------------------------------------------------------------------------------------------------
   Eugene R. Friend          1999        71,333     $  -       $    -            $  -         $   -                      9,771
   Chief Executive           1998        67,456        -            -               -             -          -          16,328
   Officer                   1997        64,444                                                                         20,845

   Marshall G. Delk          1999       134,775        -            -               -             -          -          17,648
   President and             1998       107,462        -            -               -             -                     30,466
   Chief Operating           1997       101,200                                                                         40,268
   Officer
   --------------------------------------------------------------------------------------------------------------------------------

----------------------------
(1) Under Annual Compensation, the column titled "Salary" includes amounts deferred by the named executive officer pursuant to the Bank's 401(k) Plan pursuant to which employees may defer up to 15% of their compensation, up to the maximum limits under the Internal Revenue Code of 1986 as amended.

(2) For fiscal years ending in 1999, 1998 and 1997, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Pursuant to the Performance Equity Program, Messrs. Friend and Delk were awarded an aggregate of 6911 and 35,937 shares of common stock, respectively, which had a market value of $9.10 per share on the date of grant, August 24, 1995, as adjusted to reflect the Company's five-for-four stock split effected July 31, 1998. Base awards to Messrs. Friend and Delk began vesting in five equal annual installments on August 24, 1996, the first anniversary date of the effective date of the award. Similarly, the vesting of performance awards to Mr. Delk began to vest in five equal annual installments on August 24, 1996; however, such vesting is subject to the attainment of certain performance goals, some of which were not met during fiscal years 1996, 1997, 1998 and 1999, resulting in the lapse of 2,516, 839, 937 and 1,366 shares, respectively, as adjusted to reflect the Company's five-for-four stock split effected July 31, 1998. All awards vest immediately upon termination of employment due to death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control. As of December 31, 1999, the market value of the remaining shares held by Messrs. Friend and Delk was $14,003 and $72,779, respectively.

(4) Includes options awarded under the Incentive Option Plan. Options granted to Messrs. Friend and Delk began vesting in five equal annual installments on August 24, 1996, the first anniversary date of the effective date of the award. To the extent not already exercisable, the options become exercisable upon death or disability or, to the extent not prohibited by the OTS, upon the occurrence of a change in control.

(5) For 1999, 1998 and 1997, the Bank had no long-term incentive plans, for the named executive officers accordingly, there were no payouts or awards under any long-term incentive plan.

(6) Pursuant to the ESOP, Messrs. Friend and Delk were allocated 965 and 1,743 shares of Common Stock, respectively, as of December 31, 1999. Dollar amounts reflect a market value of $10.125 as of December 31, 1999, the date of allocation.

Incentive Stock Option Plan

        The Company maintains the Incentive Stock Option Plan, which provides discretionary awards to officers and key employees as determined by a committee of disinterested directors who administer the plan. Subject to stockholder approval at this Annual Meeting, the Board of Directors has adopted certain amendments to the Incentive Stock Option Plan. See Proposal 2. No options or stock appreciation rights were granted to the Named Executive Officers during the year ended December 31, 1999.

        The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the Named Executive Officers as of December 31, 1999. Also reported are the value for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. In fiscal 1999, 69,000 options were exercisable by the Named
Executive Officers.
                        FISCAL YEAR END OPTION/SAR VALUES

                                      Securities Underlying Number              Value of Unexercised In-the-
                                      of Unexercised Options/SARs                  Money Options/SARs at
                                        at Fiscal Year End (#)                     Fiscal Year End ($)(1)
                                 ---------------------------------------    --------------------------------------
                                   Exercisable         Unexercisable          Exercisable         Unexercisable
                                 ----------------    -------------------    ----------------    ------------------
Eugene R. Friend..........           11,500                 2,875              $11,787.50           $ 2,946.88
Marshall G. Delk..........           57,500                14,375              $58,937.50           $14,734.38

(1) Market value of underlying securities at fiscal year end ($10.125) minus the exercise or base price ($9.10) per share. Options vest at an annual rate of 20% of the original amount granted and began vesting on August 24, 1996.

         Salary Continuation Plan. The Bank historically maintained a salary continuation plan for the benefit of certain officers of the Bank (the "Salary Continuation Plan"). Officers participating in the Salary Continuation Plan are entitled to receive a monthly payment (determined by the Board of Directors) for a period of 10 years upon retirement. The Salary Continuation Plan provides that payments will be accelerated upon the death of a Participant. On March 18, 1999, the Board of Directors of the Bank amended the Salary Continuation Plan to limit the eligibility to participate in the Plan to persons then eligible and to permit participants to irrevocably elect to receive their Plan benefit in the form of shares of Company common stock.

Transactions With Certain Related Persons

         The Bank's current policy provides that all loans made by the Bank to its directors and officers are made using credit underwriting procedures that are no less stringent than those applicable for comparable transactions by the Bank with other persons outside the Bank and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans with terms that are more favorable than those generally available may be made to directors and executive officers pursuant to a benefit program generally available to employees of the Bank that does not discriminate in favor of directors or executive officers.

                       PROPOSAL 2. APPROVAL OF AMENDMENTS
                        TO THE 1995 INCENTIVE OPTION PLAN

         The Board of Directors is presenting for shareholder approval certain amendments to the 1995 Incentive Option Plan. These amendments were adopted by the Board of Directors, subject to approval by the shareholders at this Annual Meeting, following a comprehensive review of the Company's compensation policies and practices undertaken in consultation with John Parry and Alexander, an independent consulting firm. As explained more fully below, these amendments include (1) increasing the maximum number of shares reserved for issuance under the Plan; (2) increasing the minimum exercise price for new options granted under the Plan and (3) making non-employee directors eligible for the grant of options under the Plan. The following summary of the material terms of the amendments is qualified in its entirety by the complete Amended and Restated 1995 Incentive Option Plan attached hereto as Exhibit A and which constitutes part of this Proxy Statement.

         Increase in the Number of Shares Reserved for Issuance. The Board of Directors has approved an increase in the maximum number of shares reserved for issuance under the Plan from 414,107 shares to 660,000 shares, subject to adjustment in the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, or merger. Substantially all of the shares currently reserved for issuance under the Plan are the subject of options granted under the Plan. The Board of Directors believes that this increase in the maximum number of shares reserved for issuance under the Plan is necessary to enable the Company to attract and retain qualified officers, key employees and non-employee directors, by including appropriate option grants as part of the overall compensation package offered by the Company to such persons. The Board of Directors further believes that options granted under the Plan are a useful and appropriate means of aligning the interests of officers, key employees and non-employee directors of the Company with the shareholders.

         Increase in the Minimum Exercise Price of New Option Grants. Under the Plan in its current form, Incentive and Non-Statutory Options may be granted at a price not less than 100% of fair market value of the Common Stock on the date of grant, except that the exercise price for Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company must be at least equal to 110% of the fair market value of the Common Stock on the date of grant. The Board of Directors has approved an amendment to the Plan which would require that the exercise price of all options granted after the effective date of these amendments must be at least equal to 110% of the fair market value of the Common Stock on the date of grant. The Board of Directors believes that this increase in the minimum exercise price of new options granted under the Plan is an appropriate means of incentivizing grantees to enhance shareholder value.

         Eligibility of Non-Employee Directors. The Company currently maintains two option plans, the 1995 Incentive Stock Option Plan and the 1995 Stock Option Plan for Outside Directors. All shares reserved for issuance under the 1995 Stock Option Plan for Outside Directors are the subject of option grants which have been made under that Plan. The Board of Directors has determined that, rather than continue to maintain a separate stock option plan for non-employee directors, it is appropriate and in the best interest of the Company to make non-employee directors eligible for the grant of options under the Plan.
Accordingly, the Board of Directors has approved an amendment to the Plan to make non-employee directors eligible for the grant of non-statutory options under the Plan.

         New Plan Benefits. As of the date of this Proxy Statement, no determination has been made regarding the making of new grants under the Plan.

         Stockholder Approval. The foregoing amendments to the 1995 Incentive Stock Option Plan are being submitted to the shareholders at this Annual Meeting as a single matter. If the foregoing amendments do not receive the requisite affirmative vote of stockholders at this Annual Meeting, the Board of Directors has determined that these amendments will not be effective. In such event, the 1995 Incentive Stock Option Plan will remain in effect in its unamended form.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for approval of the amendments to the 1995 Incentive Stock Option Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1995 INCENTIVE STOCK OPTION PLAN.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended December 31, 1999 were Deloitte & Touche LLP. The Company's Board of Directors has reappointed Deloitte & Touche LLP to continue as independent auditors for the Bank and the Company for the fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders.

         Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted FOR ratification of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice to the Proxy Statement not later than December 17, 2000. Any such proposal will be subject to Rule 14a-8 under the Exchange Act.

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an Annual Meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting, provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholder must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the Annual Meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

                                              By Order of the Board of Directors

                                              /s/ Margaret A. Green

                                              Margaret A. Green
                                              Corporate Secretary

April 17, 2000

           YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
             WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
                 REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE
                     ACCOMPANYING PROXY CARD IN THE ENCLOSED
                              POSTAGE-PAID ENVELOPE

                                   Exhibit A

                           MONTEREY BAY BANCORP, INC.
                        1995 INCENTIVE STOCK OPTION PLAN

                     Amended and Restated as of May 25, 2000

1.       PURPOSE.

         The primary purpose of the Monterey Bay Bancorp, Inc. (the "Holding Company") 1995 Incentive Stock Option Plan (the "Plan") is to advance the interests of the Holding Company and its shareholders by providing those key employees and non-employee directors of the Holding Company and its Affiliates, including Monterey Bay Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Holding Company and its affiliates largely depends, with additional incentive to perform in a superior manner. Another purpose of the Plan is also to attract and retain people of experience and ability to the service of the Holding Company and its Affiliates.

2.       DEFINITIONS.

         (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

         (b) "Award" means a grant of Non-statutory Stock Options, Incentive Stock Options, and/or Limited Rights under the provisions of this Plan.

         (c) "Board of Directors" or "Board" means the board of directors of the Holding Company.

         (d) For purposes of this Plan, a "Change in Control" of the Bank or Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities, except for any securities purchased by any tax qualified employee benefit plan of the Bank or Holding Company; or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

         (e) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Holding Company who are both "Non-Employee Directors," as such term is defined under Rule 16b-3 of the Securities and Exchange Commission, and outside directors for purposes of Code
Section 162(m).

         (f) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

         (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee or non-employee director to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such disability will be permanent during the remainder of said Participant's lifetime.

         (i) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average traded price of the Common Stock as reported by the Nasdaq National Market (as published by the Wall Street Journal, if published) on such date, or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

         (j) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 8. Incentive Stock Options may be granted only to employees of the Holding Company or its Affiliates.

         (k) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9. Limited Rights may be granted to Directors and employees of the Holding Company or its Affiliates.

         (l) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 7, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 8 as a Non-statutory Stock Option.

         (m) "Option" means an Award granted under Section 7 or Section 8.

         (n) "Participant" means an employee or non-employee director of the Holding Company or its Affiliates chosen by the Committee to participate in the Plan.

         (o) "Retirement" means retirement from the Holding Company or its affiliates after attaining at least age 65, with ten or more years of service to the Holding Company or its affiliates.

         (p) "Termination for Cause" means termination or removal because of a material or actual loss to the Holding Company or an Affiliate caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful misconduct, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease and desist order; or, with respect to a non-employee director, any breach of fiduciary duty. With respect to an employee, no act, or the failure to act, on an employee's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its Affiliates.

3.       ADMINISTRATION.

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it sees necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

4.       TYPES OF AWARDS.

         Awards under the Plan may be granted in any one or a combination of:

                  (a)      Non-statutory Stock Options;
                  (b)      Incentive Stock Options; and
                  (c)      Limited Rights

as defined below in paragraphs 7 through 9 of the Plan.

5.       STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 14, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan shall not exceed 660,000 shares of Common Stock of the Holding Company, par value $.01 per share, subject to adjustments pursuant to this
Section 5 and Section 14. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Holding Company. To the extent that Options or Limited Rights are granted under the Plan, the shares underlying such Options will be unavailable for any other use including future grants under the Plan except that, to the extent that Options together with any related Limited Rights granted under the Plan terminate, expire or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Awards may be made with respect to these shares. No more than 100,000 shares may be allocated to Awards that are granted to any employee of the Holding Company or its Affiliates during any single taxable year of the Holding Company.

6.       ELIGIBILITY.

         Officers and other employees of the Holding Company or its Affiliates shall be eligible to receive Incentive Stock Options, Non-statutory Stock Options and/or Limited Rights under the Plan. Directors who are not employees or officers of the Holding Company or its Affiliates shall be eligible to receive Non-statutory Stock Options under the Plan.

         The grant of an Award shall not obligate the Holding Company or any of its Affiliates to pay an employee or non-employee director any particular amount of remuneration, to continue the employment of an employee after the grant, or to make further grants to an employee or non-employee director at any time thereafter.

7.       NON-STATUTORY STOCK OPTIONS.

         7.1 Grant of Non-statutory Stock Options.

         The Committee may, from time to time, grant Non-statutory Stock Options to eligible employees and non-employee directors and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the Option is granted. In general, such purchase price shall be 110% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Holding Company at the Fair Market Value of such shares on the date of surrender determined in the manner described in Section 2(i), provided that the Participant has held such shares for at least six months or has purchased them on the open market.

         (b) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. Non-statutory Stock Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option Agreement. The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement. In addition, the Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Options may be exercised in whole or in part.

         (c) Termination of Service. Except as provided in Section 7.1(d) hereof, unless otherwise determined by the Committee, upon the termination of a Participant's service for any reason other than Disability or Death, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Option shall expire upon termination. Unless otherwise determined by the Committee, in the event of death or termination of service as a result of Disability of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death or termination of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.

         (d)  Exception  for  Retirement.   Notwithstanding   the  general  rule
contained in Section 7.1(c) above:

                  A. All options held by an employee whose employment with the Holding Company, the Bank or an Affiliate terminates due to Retirement and who, as of the employee's last day of employment with the Holding Company, the Bank or Affiliate, is performing services on behalf of the Holding Company, the Bank or an Affiliate as a consultant or director shall not be forfeited and shall continue to vest as determined by the Committee; provided, however, that any unearned options shall be forfeited upon such employee's termination of services as a consultant or director of the Holding Company, the Bank or any Affiliate.

                  B. All options held by an employee whose employment with the Holding Company or an Affiliate terminates due to retirement shall be exercisable only as to those shares which were immediately exercisable by the employee at the date of retirement, and only for a period of three months following retirement.

                  C. All options held by a retiring director who continues to serve as a consulting director or director emeritus of the Holding Company or the Bank shall not be forfeited and shall continue to vest in accordance with their original vesting schedule for so long as the retiring director continues to serve in such capacity.

Options earned pursuant to this subsection shall be otherwise subject to the provisions of this Plan.

8.       INCENTIVE STOCK OPTIONS.

         8.1      Grant of Incentive Stock Options.

         The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 110% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price must be made in cash.

         (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000, or such other amount as amended from time to time under section 422(d) of the Code. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award under this Section 8.1 exceeds this $100,000 limit, the portion of the award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-statutory Stock Options.

         (c) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the employee to whom it is granted.

         Incentive Stock Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option Agreement. The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement. In addition, the Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code.

         (d) Termination of Employment. Except as provided in Section 8.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares which were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire upon termination.

         Unless otherwise determined by the Committee, in the event of death or termination of service as a result of Disability of any employee, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the Participant's legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death or termination of employment as a result of Disability; provided, however, that such option shall not be eligible for treatment as an Incentive Stock Option in the event such option is exercised more than three months following the date of the Participant's death or termination of service as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         (e) Exception for Retirement. Notwithstanding the general rule contained in Section 8.1(d) above, all Options held by an employee whose employment with the Holding Company, the Bank or an Affiliate terminates due to Retirement and who, as of the employee's last day of employment with the Holding Company, the Bank or Affiliate, is performing valuable services for the Holding Company, the Bank or an Affiliate as a consultant or director shall not be forfeited and shall continue to be earned as determined by the Committee;
provided, however, that any unearned Options shall be forfeited upon such Participant's termination of services as a consultant or director of the Holding Company, the Bank or any Affiliate. Options earned pursuant to this subsection shall be otherwise subject to the provisions of this Plan and shall not be eligible for treatment as an Incentive Stock Option to the extent such Options are exercised more than three months following the date the Participant terminated employment with the Holding Company, the Bank or an Affiliate.

         (f) Normal Retirement. All options held by an employee whose employment with the Holding Company or an Affiliate terminates due to retirement shall be exercisable only as to those shares which were immediately exercisable by the employee at the date of retirement, and only for a period of three months following retirement.

         (g) Compliance with Code. The options granted under this Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of
Section 422 of the Code.

9.       LIMITED RIGHTS.

         9.1      Grant of Limited Rights.

         Simultaneously with the grant of any Option to an employee of the Holding Company or an Affiliate, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Holding Company or the Bank.

         The Limited Right may be exercised only when the underlying option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related option.

         Upon exercise of a Limited Right, the related Option shall be cancelled. Upon exercise or termination of an option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the exercise price of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

         (c) Termination of Employment. Upon the termination of a Participant's service for any reason other than Termination for Cause, any Limited Rights held by the Participant shall then be exercisable for a period of one year following termination. In the event of Termination for Cause, all Limited Rights held by the Participant shall expire immediately. Upon termination of the Participant's employment for reason of death, Retirement or Disability, all Limited Rights held by such Participant shall be exercisable by the Participant or the Participant's legal representative or beneficiaries for a period of one year from the date of such termination. In no event shall the period extend beyond the expiration of the term of the related Option.

10.      SURRENDER OPTION.

         In the event of an employee's termination of employment as a result of death, Disability or Retirement, the employee (or the employee's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of Options held by such employee in exchange for a cash payment from the Holding Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the Option on the Date of Grant. Whether the Committee accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any employee whatsoever to make such payments. In the event that the Committee accepts such application and the Holding Company determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall be cancelled. The provisions of this Section 10 shall not apply to non-employee directors.

11.      RIGHTS OF A SHAREHOLDER:  NONTRANSFERABILITY.

         No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Holding Company or its Affiliates or to continue to perform services for the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an employee at any time.

         No Award under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Participant or by a guardian or legal representative.

12.      AGREEMENT WITH GRANTEES.

         Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Holding Company or its Affiliates which describes the conditions for receiving the Awards including the date of Award, the purchase price, if any, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

13.      DESIGNATION OF BENEFICIARY.

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option or Limited Rights Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock of the Holding Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan;

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

15.      TAX WITHHOLDING.

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the amount required by any governmental authority to be withheld for tax purposes.

16.      AMENDMENT OF THE PLAN.

         The Board may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by the Code or applicable federal or state securities law, or regulations thereunder, no change shall be made that materially increases the total number of shares of Common Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), materially expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Holding Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Awards as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations thereunder and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, an amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Award previously granted to him.

17.      APPROVAL AND EFFECTIVE DATE OF PLAN.

         The Plan became effective on August 24, 1995. The Amended and Restated Plan shall be effective May 25, 2000 and shall be submitted to the shareholders of the Holding Company for approval. No Option shall be exercisable and no Common Stock shall be issued under the Amended and Restated Plan until (i) the Amended and Restated Plan has been approved by the Holding Company's shareholders, (ii) shares issuable under the Amended and Restated Plan have been registered with the Securities and Exchange Commission and accepted for listing on the Nasdaq National Market upon notice of issuance, and (iii) the requirements of any applicable state securities laws have been met.

18.      TERMINATION OF THE PLAN.

         The right to grant awards under the Plan will terminate upon the earlier of ten (10) years after the Effective Date of the Plan or the issuance of Common Stock or the exercise of Options, surrender rights or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

19.      APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the State of Delaware.

20.      COMPLIANCE WITH SECTION 16.

         If this Plan is qualified under Rule 16b-3, with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

IN WITNESS WHEREOF, Monterey Bay Bancorp, Inc. has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the 25th day of May, 2000.


                                  MONTEREY BAY BANCORP, INC.



                                  By:  /s/ Marshall G. Delk
                                       -----------------------------------------
                                           Marshall G. Delk
                                           President and Chief Operating Officer


Attest:


/s/ Margaret A. Green
----------------------------------
Corporate Secretary

                                                                      APPENDIX A

PROXY                       MONTEREY BAY BANCORP, INC.                     PROXY

                         ANNUAL MEETING OF SHAREHOLDERS


                                  May 25, 2000
                             9:00 a.m. Pacific Time


     The undersigned hereby appoints the Board of Directors of Monterey Bay Bancorp, Inc. (the "Company") to act as proxy for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on May 25, 2000, at 9:00 a.m. Pacific Time, at the Watsonville Women's Club, 12 Brennan Street, Watsonville, California, and at any and all adjournments thereof, as set forth on the reverse side.



                          THIS PROXY IS SOLICITED BY
              THE BOARD OF DIRECTORS OF MONTEREY BAY BANCORP, INC.


                       THE BOARD OF DIRECTORS RECOMMENDS
                 A VOTE "FOR" EACH OF THE PROPOSALS PRESENTED.

       (Continued, and to be marked, dated and signed on the other side)

                            - FOLD AND DETACH HERE -

                                                          Please mark        [X]
                                                          your votes
                                                          as indicated in
                                                          this example

1. The election as directors of all               WITHHOLD
nominees listed (except as             FOR        FOR ALL
marked to the contrary below).         [ ]          [ ]

Diane Simpkins Bordoni,
Eugene R. Friend, McKenzie Moss

INSTRUCTION:  To  withhold  your vote for any  individual  nominee,  write  that nominee's name on the line provided below.


----------------------------

2.  The  approval of amendments to the 1995 Incentive   FOR    AGAINST   ABSTAIN
    Stock Option Plan.                                  [ ]      [ ]       [ ]

3.  The ratification of the appointment of Deloitte &   [ ]      [ ]       [ ]
    Touche LLP as  independent  auditors  of Monterey
    Bay Bancorp,  Inc.  for the year ending  December
    31, 2000.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the Board of Directors in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The Undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 17, 2000 and of the Annual Report to Shareholders.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)__________________________________________ Dated_____________ , 2000

NOTE: Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.If shares are held jointly, each holder may sign but only one signature is required.

                            - FOLD AND DETACH HERE -